Amendment to Master Custody Agreement


The Bank of New York and each of the Investment Companies listed on Exhibit A, for itself and on behalf of its specified series, hereby amend the Master Custody Agreement dated as of February 16, 1996, by replacing Exhibit A with the attached.




Dated as of:      October 15, 1997



                                    INVESTMENT COMPANIES


                                    By:  /s/ Deborah r. Gatzek
                                          Deborah R. Gatzek
                                    Title:      Vice President & Secretary



                                    THE BANK OF NEW YORK


                                    By: /s/ Stephen E. Grunston
                                    Title:  Vice President



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                                            THE BANK OF NEW YORK
                                          MASTER CUSTODY AGREEMENT

                                                 EXHIBIT A

The  following is a list of the  Investment  Companies and their  respective  Series for which the Custodian
shall serve under the Master Custody Agreement dated as of February 16, 1996.

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INVESTMENT COMPANY                   ORGANIZATION            SERIES ---(IF APPLICABLE)
-------------------------------------------------------------------------------------------------------------

Adjustable Rate Securities           Delaware Business Trust U.S. Government Adjustable
Rate Mortgage
Portfolios                                                   Portfolio
                                                             Adjustable Rate Securities
Portfolio
Franklin Asset Allocation Fund       Delaware Business Trust

Franklin California Tax-Free Income  Maryland Corporation
Fund, Inc.

Franklin California Tax-Free Trust   Massachusetts Business  Franklin California Insured
Tax-Free Income
                                     Trust                   Fund
                                                             Franklin California Tax-Exempt
Money Fund
                                                             Franklin California
Intermediate-Term Tax-Free
                                                              Income Fund

Franklin Custodian Funds, Inc.       Maryland Corporation    Growth Series
                                                             Utilities Series
                                                             Dynatech Series
                                                             Income Series
                                                             U.S. Government Securities
Series

Franklin Equity Fund                 California Corporation

Franklin Federal Money Fund          California Corporation

Franklin Federal Tax- Free Income    California Corporation
Fund
-------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY                        ORGANIZATION       SERIES ---(IF APPLICABLE)
-------------------------------------------------------------------------------------------------------------

Franklin Gold Fund                   California Corporation

Franklin Government Securities Trust Massachusetts Business
                                     Trust

Franklin High Income Trust           Delaware Business Trust AGE High Income Fund

Franklin Investors Securities Trust  Massachusetts Business  Franklin Global Government
Income Fund
                                     Trust                   Franklin Short-Intermediate
U.S. Gov't
                                                             Securities Fund
                                                             Franklin Convertible
Securities Fund
                                                             Franklin Adjustable U.S.
Government Securities
                                                             Fund
                                                             Franklin Equity Income Fund
                                                             Franklin Adjustable Rate
Securities Fund

Franklin Managed Trust               Massachusetts Business  Franklin Corporate Qualified
Dividend Fund
                                     Trust                   Franklin Rising Dividends Fund
                                                             Franklin Investment Grade
Income Fund
                                                             Franklin Institutional Rising
Dividends Fund

Franklin Money Fund                  California Corporation

Franklin Municipal Securities Trust  Delaware Business Trust Franklin Hawaii Municipal Bond
Fund
                                                             Franklin California High Yield
Municipal Fund
                                                             Franklin Washington Municipal
Bond Fund
                                                             Franklin Tennessee Municipal
Bond Fund
                                                             Franklin Arkansas Municipal
Bond Fund

Franklin New York Tax-Free Income    Delaware Business Trust
Fund

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INVESTMENT COMPANY                   ORGANIZATION            SERIES ---(IF APPLICABLE)
-------------------------------------------------------------------------------------------------------------

Franklin New York Tax-Free Trust     Massachusetts Business  Franklin New York Tax-Exempt
Money Fund
                                     Trust                   Franklin New York
Intermediate-Term Tax-Free
                                                              Income Fund
                                                             Franklin New York Insured
Tax-Free Income Fund

Franklin Real Estate Securities      Delaware Business Trust Franklin Real Estate
Securities Fund
Trust
Franklin Strategic Mortgage          Delaware Business Trust
Portfolio
Franklin Strategic Series            Delaware Business Trust Franklin California Growth Fund
                                                             Franklin Strategic Income Fund
                                                             Franklin MidCap Growth Fund
                                                             Franklin Global Utilities Fund
                                                             Franklin Small Cap Growth Fund
                                                             Franklin Global Health Care
Fund
                                                             Franklin Natural Resources Fund
                                                             Franklin Blue Chip Fund
                                                             Franklin Biotechnology
Discovery Fund

Franklin Tax-Exempt Money Fund       California Corporation

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INVESTMENT COMPANY                   ORGANIZATION            SERIES---(IF APPLICABLE)
-------------------------------------------------------------------------------------------------------------

Franklin Tax-Free Trust              Massachusetts Business  Franklin Massachusetts Insured
Tax-Free Income
                                     Trust                   Fund
                                                             Franklin Michigan Insured
Tax-Free Income Fund
                                                             Franklin Minnesota Insured
Tax-Free Income Fund
                                                             Franklin Insured Tax-Free
Income Fund
                                                             Franklin Ohio Insured Tax-Free
Income Fund
                                                             Franklin Puerto Rico Tax-Free
Income Fund
                                                             Franklin Arizona Tax-Free
Income Fund
                                                             Franklin Colorado Tax-Free
Income Fund
                                                             Franklin Georgia Tax-Free
Income Fund
                                                             Franklin Pennsylvania Tax-Free
Income Fund
                                                             Franklin High Yield Tax-Free
Income Fund
                                                             Franklin Missouri Tax-Free
Income Fund
                                                             Franklin Oregon Tax-Free
Income Fund
                                                             Franklin Texas Tax-Free Income
Fund
                                                             Franklin Virginia Tax-Free
Income Fund
                                                             Franklin Alabama Tax-Free
Income Fund
                                                             Franklin Florida Tax-Free
Income Fund
                                                             Franklin Connecticut Tax-Free
Income Fund
                                                             Franklin Indiana Tax-Free
Income Fund
                                                             Franklin Louisiana Tax-Free
Income Fund
                                                             Franklin Maryland Tax-Free
Income Fund
                                                             Franklin North Carolina
Tax-Free Income Fund
                                                             Franklin New Jersey Tax-Free
Income Fund
                                                             Franklin Kentucky Tax-Free
Income Fund
                                                             Franklin Federal
Intermediate-Term Tax-Free
                                                             Income Fund
                                                             Franklin Arizona Insured
Tax-Free Income Fund
                                                             Franklin Florida Insured
Tax-Free Income fund
                                                             Franklin Michigan Tax-Free
Income Fund

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INVESTMENT COMPANY                   ORGANIZATION            SERIES ---(IF APPLICABLE)
-------------------------------------------------------------------------------------------------------------

Franklin Templeton Fund Allocator    Delaware Business Trust Franklin Templeton
Conservative Target Fund
Series                                                       Franklin Templeton Moderate
Target Fund
                                                             Franklin Templeton Growth
Target Fund

Franklin Templeton Global Trust      Delaware Business Trust Franklin Templeton German
Government Bond Fund
                                                             Franklin Templeton Global
Currency Fund
                                                             Franklin Templeton Hard
Currency Fund
                                                             Franklin Templeton High Income
Currency Fund

Franklin Templeton International     Delaware Business Trust Templeton Pacific Growth Fund
Trust                                                        Templeton Foreign Smaller
Companies Fund

Franklin Templeton Money Fund Trust  Delaware Business Trust Franklin Templeton Money Fund
II

Franklin Value Investors Trust       Massachusetts Business  Franklin Balance Sheet
Investment Fund
                                     Trust                   Franklin MicroCap Value Fund
                                                             Franklin Value Fund

Franklin Valuemark Funds             Massachusetts Business  Money Market Fund
                                     Trust                   Growth and Income Fund
                                                             Natural Resources Securities
Fund
                                                             Real Estate Securities Fund
                                                             Utility Equity Fund
                                                             High Income Fund
                                                             Templeton Global Income
Securities Fund
                                                             Income Securities Fund
                                                             U.S. Government Securities Fund
                                                             Zero Coupon Fund - 2000
                                                             Zero Coupon Fund - 2005
                                                             Zero Coupon Fund - 2010
                                                             Rising Dividends Fund
-------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY                   ORGANIZATION            SERIES ---(IF APPLICABLE)
-------------------------------------------------------------------------------------------------------------
Franklin Valuemark Funds             Massachusetts Business  Templeton Pacific Growth Fund
                                     Trust                   Templeton International Equity
Fund
                                                             Templeton Developing Markets
Equity Fund
                                                             Templeton Global Growth Fund
                                                             Templeton Global Asset
Allocation Fund
                                                             Small Cap Fund
                                                             Capital Growth Fund
                                                             Templeton International
Smaller Companies Fund

Institutional Fiduciary Trust        Massachusetts Business  Money Market Portfolio
                                     Trust                   Franklin U.S. Government
Securities Money
                                                             Market Portfolio
                                                             Franklin U.S. Treasury Money
Market Portfolio
                                                             Franklin Institutional
Adjustable U.S.
                                                             Government Securities Fund
                                                             Franklin Institutional
Adjustable Rate Securities Fund
                                                             Franklin U.S. Government
Agency Money Market Fund
                                                             Franklin Cash Reserves Fund

The Money Market Portfolios          Delaware Business Trust The Money Market Portfolio
                                                             The U.S. Government Securities
Money Market Portfolio

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INVESTMENT COMPANY                   ORGANIZATION                       SERIES---(IF
APPLICABLE)
-------------------------------------------------------------------------------------------------------------

CLOSED END FUNDS:

Franklin Multi-Income Trust          Massachusetts Business
                                     Trust

Franklin Principal Maturity Trust    Massachusetts Business
                                     Trust

Franklin Universal Trust             Massachusetts Business
                                     Trust

Franklin Floating Rate Trust         Delaware Business Trust

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